Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of                   , 2010, by and among WASTE2ENERGY HOLDINGS, INC., a Delaware corporation (the “Company”), and the Buyers listed on Schedule I attached hereto (individually, a “Buyer” or collectively “Buyers”).

WITNESSETH

WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase up to One Million Dollars ($1,000,000) of 12% subordinated convertible debentures (the “Convertible Debentures”), which shall be convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) (as converted, the “Conversion Shares”), together with such number of common stock purchase warrants to purchase shares of Common Stock equal to one share for each dollar invested (the “Warrants”), which shall be exercisable at a price of $.50 per share (such shares issuable upon exercise of the Warrants, the “Warrant Shares”), all of which shall be funded on the date hereof (the “Closing Date”);

WHEREAS, this offering may be made in multiple tranches, the Company may close on any amount of funds prior to the sale of One Million Dollars ($1,000,000); and

WHEREAS, events of default have occurred and are continuing with respect to approximately $10,600,000 of convertible debentures and approximately $730,000 of short term promissory notes previously issued by the Company, which give the holders of such indebtedness the right to seek payment in full for all of such obligations.  Such defaults arose due to failure of the Company to make required payments to the holders and in certain instances, the failure of the Company to meet a registration statement filing date; and

WHEREAS, the Company will not be filing its quarterly report on Form 10-Q on time with the SEC, in violation of the Securities Act.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

1.     PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

(a)           Purchase of Convertible Debentures.  Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Buyer, severally and not jointly, at the Closing, Convertible Debentures in amounts corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule I hereto.

(b)           Form of Payment.  Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyers shall deliver to the Company or the designated escrow agent such aggregate proceeds for the Convertible Debentures to be issued and sold to such Buyer(s), and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer(s) is purchasing in amounts indicated opposite such Buyer’s name on Schedule I, duly executed on behalf of the Company.

2.     BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, that:

(a)           Investment Purpose.  Each Buyer is acquiring the Convertible Debentures and Warrants and, upon conversion of Convertible Debentures and exercise of the Warrants, the Buyer will acquire the Conversion Shares and Warrant Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Conversion Shares and Warrant Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares and Warrant Shares or an available exemption under the Securities Act.

(b)           Accredited Investor Status.  Each Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c)           Reliance on Exemptions.  Each Buyer understands that the Convertible Debentures and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

(d)           Information.  Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Convertible Debentures and Warrants and the Conversion Shares and Warrant Shares (collectively, the “Securities”), which have been requested by such Buyer.  Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management.  Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.  Each Buyer understands that its investment in the Securities involves a high degree of risk.  Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment.  Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)           No Governmental Review.  Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)            Transfer or Resale.  Each Buyer understands that except as provided below in the Registration Rights section: (i) the Convertible Debentures have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g)           Legends.  Each Buyer understands that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Conversion Shares or Warrant Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Conversion Shares or Warrant Shares are registered under the Securities Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Conversion Shares or Warrant Shares may be made without registration under the Securities Act.

(h)           Authorization, Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)            Receipt of Documents.  Each Buyer and his or its counsel has received and read in their entirety:  (i) this Agreement and each representation, warranty and covenant set forth herein and the Transaction Documents (as defined herein); (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; and (iii) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(j)            Due Formation of Corporate and Other Buyers.  If the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Debentures and is not prohibited from doing so.

(k)           No Legal Advice From the Company.  Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors.  Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants as of the date hereof to each of the Buyers that, except as set forth in the Disclosure Schedule attached hereto (the “Disclosure Schedule”):

(a)           Organization and Qualification.  The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted.  Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b)           Authorization, Enforcement, Compliance with Other Instruments.  (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and any related agreements (collectively the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities and the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c)           Issuance of Securities.  The Convertible Debentures are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.  The Conversion Shares issuable upon conversion of the Convertible Debentures and Warrant Shares issuable upon exercise of the Warrants have been duly authorized and reserved for issuance.  Upon conversion or exercise in accordance with the Convertible Debentures or the Warrants, the Conversion Shares and Warrant Shares will be duly issued, fully paid and nonassessable.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected.  Neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries.  The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity.  Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(e)           Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

(f)            No General Solicitation.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(g)           No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

(h)           Internal Accounting Controls.  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(i)            No Material Adverse Breaches, etc.  Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.  Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

(j)            Tax Status.  The Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

4.     COVENANTS.

(a)           Best Efforts.  Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b)           Form D.  The Company agrees to file a Form D with respect to the Conversion Shares and Warrant Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Conversion Shares and Warrant Shares, or obtain an exemption for the Conversion Shares and Warrant Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

(c)           Reservation of Shares.  The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares and Warrant Shares.  If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the issuance of all of the Conversion Shares and Warrant Shares, the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares authorized.  The Company’s management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized.  Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

(d)           Fees and Expenses.  Each Buyer acknowledges that the Company will pay a fee of ten (10%) percent of the proceeds from this offering, together with a non-accountable expense allowance of three (3%) percent of the proceeds from this offering to Charles Vista, LLC in connection with their services in placing this offering.

(e)           Registration Rights.  If at any time the Company shall determine to file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall send to each Buyer written notice of such determination and, if within fifteen (15) days after the effective date of such notice, such Buyer shall so request in writing, the Company shall include in such registration statement all or any part of the Conversion Shares and Warrant Shares such Buyer requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Conversion Shares and Warrant Shares with respect to which such Buyer has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Shares shall be made pro rata among the Buyers seeking to include Conversion Shares and Warrant Shares in proportion to the number of Shares sought to be included by such Buyer.

(f)            Use of Proceeds.  The Company will use the net proceeds of this offering substantially for the following purposes:

Accounting Services	$125,000
Audit Services	$100,000
Legal Fees	$150,000
Employee Wages	$190,000
Expense Reimb.	$30,000
Insurances	$25,000
Working Capital	$250,000

5.     CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyer(s) at the Closings is subject to the satisfaction, at or before the Closing Dates, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)           Each Buyer shall have executed the Transaction Documents and delivered them to the Company.

(b)           The Buyer(s) shall have delivered to the Company the Purchase Price for Convertible Debentures in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto, minus any fees to be paid directly from the proceeds the Closings as set forth herein, by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c)           The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Dates.

6.     CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

(a)           The obligation of the Buyer(s) hereunder to purchase the Convertible Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(i)            The Company shall have executed the Transaction Documents and delivered the same to the Buyer(s).

(ii)           The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date

(iii)          The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

(iv)          The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures and exercise of the Warrants, shares of Common Stock to effect the issuance of all of the Conversion Shares and Warrant Shares then required to be issued.

7.     INDEMNIFICATION.

(a)           In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Securities, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debentures or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures or the status of the Buyer or holder of the Securities,  as a Buyer of Securities in the Company.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b)           In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Buyer’s other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto.  To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

8.     GOVERNING LAW: MISCELLANEOUS.

(a)           Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.  The parties further agree that any action between them shall be heard in New York, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this Paragraph.

(b)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

(c)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)           Entire Agreement, Amendments.  This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f)            Notices.  Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Waste2Energy Holdings, Inc.
1 Chick Springs Road
Greenville, SC 29609
	Attention:	Peter Bohan, CEO
	Telephone:	(864) 679-1625

With a copy to:	Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, NY 10006
	Attention:	Thomas A. Rose, Esq.
	Telephone:	(212) 930-9700
	Facsimile:	(212) 930-9725

If to the Buyer(s), to its address and facsimile number on Schedule I.  Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

(g)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(h)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)            Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

WASTE2ENERGY HOLDINGS, INC.

By:
Peter Bohan,
Chief Executive Officer

SCHEDULE I

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $

EIN Number: